The New AmerUs Group

Investor Meeting 2001

Safe Harbor Statement

All statements, trends, estimates, goals, targets or other financial information contained in this investor meeting presentation relative to trends in the Company's operations or financial results constitute forward statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to factors which may cause actual results to be materially different from those contemplated by the forward-looking statements. There can be no assurances that other factors not currently anticipated by management will not also materially and adversely affect the Company's results of operations.

Please refer to the Company's 10-K, most recent 10-Q, and Management's Discussion and Analysis (MD&A) for a listing of factors which could cause actual results to differ materially from those contemplated by the forward-looking statements.

Roger K. Brooks

Chairman, President & Chief Executive Officer

AmerUs Group

Agenda

- Opening remarks and overview
- Life insurance operations
- Annuity operations
- Product management and development
- ALM and investment operations
- Financial overview

AmerUs Companies

Indianapolis Life
An AmerUs Company

AmerUs Life

AmerUs Annuity Group

American Investors Life
An AmerUs Com

AmerUs Capital Management

AmerUs Group

Bankers Life of NY
An AmerUs Company

IL Annuity
An AmerUs Company

AmerUs Home Equity

Delta Life & Annuity
An AmerUs Company

Western Security Life
An AmerUs Company

IL Securities
An AmerUs Company

Financial Benefit Life
An AmerUs Company

Pre-ILICo Structure


AmerUs Group
AmerUs Life
AmerUs Annuity Group
AmerUs Capital Mgmt
AMAL Corp
American Investors
Delta Life
Financial Benefit

New AmerUs Group


AmerUs Group
AmerUs Life Insurance Group
AmerUs Product Mgmt
AmerUs Annuity Group
AmerUs Capital Mgmt
AmerUs Life
Indianapolis Life
Bankers Life
AMAL Corp
American Investors
IL Annuity
Delta Life
Financial Benefit
Inflective Mgmt

AmerUs Vision

- Industry leader
- Organize around two principal lines of business
  - Individual life insurance
  - Fixed annuities
- Leverage expertise, scale and capabilities in each core business to attain superior:
  - Growth in sales
  - Efficiency in operations
  - Improvement in shareholder value

AmerUs Strengths

- Focus
- Execution
- Distribution expansion
- Investment management
- Product development
- Expense control

Focus

- Significant player in core businesses
  - A top 20 producer of repetitive life premiums
  - A top 10 producer of fixed annuity premiums
- Eliminate businesses that detract from our major thrust

Execution (Operations)

		CAGR
Sales Growth		
	Life	*11%*
	Annuities	*28%*
EPS Growth		*12%*

Execution (Transactions)

1996 *first* U.S. mutual life insurance holding company

1997 *first and only* share offering by MHC

1997 Delta Life Corp. & AmVestors acquisitions

2000 *first* demutualization of an MHC

2001 *first* acquisition of mutual for stock - Indianapolis Life

Strategic Benefits of ILICo Acquisition

- Strategic fit
- Expansion and diversification of distribution channels
- Geographic extension of distribution
- Expansion of product availability
- Expense savings from larger scale
- Rebalance of life/annuity earnings

Distribution Expansion 1994 - 2001

Then	Now
Regional	National
Career field force	Career field force PPGA's Marketing companies Banks
Independent	Owned & independent
Static	Rapidly expanding

Investment Management

- Increased presence on Wall Street
  - Over $18 billion in assets
  - 32.1% CAGR since 1994
- Improved economies of scale
- Competitive strengths
  - Opportunistic, entrepreneurial approach
  - Multi-disciplined team
  - Structured product skills

Product Advantages

- Full line of highly competitive life and annuity products
- Centralized product management
- Leader in equity index life products

Expense Control

- Steady reduction in home office expenses:
  - AML $10 million
  - Delta $19 million
  - American Investors $12 million
  - ILICo $16 million
  - Total $57 million
- Future opportunities

Historical Growth

Historical Growth Summary

		CAGR
Assets	1994 – 2001	*32.1%*
Sales-fixed life	1994 – 2001	*25.2%*
Sales-fixed annuities	1996 – 2001	*85.6%*
Operating earnings	1996 – 2001	*24.7%*

Goals

Long-Term Goals

Operating earnings CAGR	*11% -13%*
Return on equity	*12+%*
Sales CAGR	*10% -12%*

Gary R. McPhail

President and Chief Executive Officer

AmerUs Life Insurance Group

New AmerUs Life Insurance Group

25th largest company in new life premium

$100 million in new life premium sales

Double the distribution capacity

Licensed in all states

$66 billion of life insurance in force

Growth Objectives

- Be a top 20 writer of new life premium
- Increase sales by 10% to 12% annually
- Expand existing distribution channels
- Add new distribution channels

Growth Strategies

- Focus on agent-based distribution
- Concentrate on niche markets
- Provide innovative products
- Migrate sales to higher margin products
- Use technology to differentiate

Growth Opportunities from ILICo Acquisition

- New distribution channels
- Expanded common distribution channels
- Enhanced product portfolio
- Cross-selling of products
- Broader market reach
- Access to New York markets

New Distribution Channels

	AmerUs	ILICo
Career agency/agent	X	
PPGA	X	X
Marketing companies	X	X
Joint ventures		X
Non-traditional		X

Producer Base

	AmerUs	ILICo	Total
Career agents	1,113	---	1,113
PPGA's and agents	2,588	2,218	4,806
Marketing companies	15	18	33
Joint ventures		5	5

Life Production by Channel



38%
PPGA
26%
Career agency/agent
27%
Marketing companies
4%
Non-traditional
5%
Joint ventures

Life Sales - Premium

$ in Millions


AmerUs Life Fixed Life
AmerUs Life Variable Life
ILICo
$29 *
$32 *
$36 *
$41 *
$44 *
$105
51 *
54 **
1996
1997
1998
1999
2000
2001
Plan

* Includes variable life sales by AmerUs Life producers in joint venture

** Includes ILICo's share of private label sales

Life Sales - Premium



15% CAGR
$ in Millions
AmerUs Life Fixed Life
AmerUs Life Variable Life
ILICo
$54
29 *
25 **
$61
32 *
29 **
$73
36 *
37 **
$84
41 *
43 **
$94
44 *
50 **
1996
1997
1998
1999
2000

* Includes variable life sales by AmerUs Life producers in joint venture

** Includes ILICo's share of private label sales

Life Sales - Premium

$ in Millions



AmerUs Life Fixed Life
AmerUs Life Variable Life
ILICo
$73
34*
39**
$85
39*
46**
10 Mos 2000
10 Mos 2001

* Includes variable life sales by AmerUs Life producers in joint venture

** Includes ILICo's share of private label sales

Savings Opportunities from ILICo Acquisition

- Expense reduction
  - Technology
  - Product development
  - Marketing/sales support services
  - Customer and producer services

High Impact Savings Opportunities

- 3 companies operating as one company
  - One system for new business at all sites
  - Common illustration system
  - Common extranet with extended functionality
  - Common processes

Major Accomplishments

- Introduced new organizational structure
- Integrated all marketing support
- Added equity index life products sold by ILICo
- Created common extranet platform
- Maintained impressive growth record
- Retained distribution

Current Initiatives

- Coordinate distribution channel management
- Migrate to one processing system
- Continue to reengineer and integrate customer services
- Rationalize variable businesses
- Integrate overall product portfolio
- Develop private labeling capability for equity index life products

New AmerUs Life Group

- $100 million new life premium
- Double-digit growth
- Strong producer support
- Well positioned in the market
- Excellent prospects for future growth
- Clear opportunities for further cost savings

Mark V. Heitz

President and Chief Executive Officer

AMERUS Annuity Group

New AmerUs Annuity Group

- Responsible for fixed annuity business
  - American Investors Life
  - AmerUs Life
  - Delta Life & Annuity
  - IL Annuity
- All annuities marketed under the "AmerUs Company" brand
- 11th largest producer of fixed annuities in 2000*

*LIMRA

Annuity Growth Strategy

- Utilize multiple distribution channels
- Increase owned distribution
  - 4 wholly-owned national marketing organizations
- Expand proprietary product distribution
  - 2 major relationships
- Use technology to enhance service to agents and customers

Growth Strategy Advantages

- Stable production in various interest rate/economic environments
- Focused marketing effort
- Enhanced compliance
- Fewer/more productive agents
- Economies of scale

Distribution

Annuity Production

$ in Millions

CAGR 1996-2001 = 85.6%



$82.0
$82.1
$792.5
$938.9
$1,481.7
$1,804.0
1996
1997
1998
1999
2000
2001
Goal

Production by Channel


$ in Millions
Other
Financial Planners
Independent Agents
Owned/Proprietary Product
$940
2%
11%
68%
19%
1999
$1,800
17%
11%
20%
52%
2001

Conservation of Existing Business

Surrender Charge Percentages

$ in Millions



Fixed Annuity Surrender Charge Percentages as of 12/31/00
$1,282
$54
$16
$201
$417
$260
$497
$682
$1,336
$1,596
$2,395
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10+%

Conservation Results

- Results for American Investors
  - Surrender requests saved
    - 10.4% success ratio ($54 million)
  - Internal rollovers ($106 million)
- Implementing at other AmerUs Annuity Companies
- Lapse Experience
  - Decreasing (rate and actual dollars)
  - Within pricing assumptions

Improving Persistency

Lapse Rates (w/o internal replacements)


15.3%
13.9%
12.5%
1999
2000
2001 (est.)

Expense Reduction Initiatives and Growth Objectives

Expense Control

- Annuity consolidation savings - $5 - $7 million
- Expenses decreased from > 50 bp to <40 bp of average invested assets
- Full allocation of expenses in product pricing

Annuity Group Growth Objectives

- Grow premiums by 10 – 12% annually
- Become a top 10 producer of fixed annuities
- Owned/proprietary distribution over 75% of production
- Keeping surrenders below pricing assumptions
- Achieve financial targets

Expanding/Maintaining Margins

GAAP Spread Analysis

Fixed Rate Deferred Annuities



2.00%
1.90%
1.95%
1.85%
2.03%
2.12%
2.07%
2.03%
Q1 - 00
Q2 - 00
Q3 - 00
Q4 - 00
Q1 - 01
Q2 - 01
Q3 - 01

Year-to-date spreads

Guaranteed Minimum Rates


$ in Millions
$5,774
$1,253
$2,694
3% or less
3.25% - 3.99%
4% or greater

Rate Differential

$ in Millions


Credited rate vs. minimum guarantee rate
$310
$1,678
$1,751
$1,179
$1,444
$3,359
No differential
Less than 1%
1-2%
2-3%
>3%
Equity Index

New AmerUs Annuity Group

- Annuity production approaching $2 billion
- Complete portfolio of products
- Nationwide/multiple distribution channels
- Rapidly growing owned/proprietary product distribution
- Centralized annuity operation
- Increasing assets and expanding margins
- Positioned for profitability and growth

Brian J. Clark

Senior Vice President, Chief Product Officer

AMERUS Group

Product Management Group

- Centralized product management
  - Service provider to operations, finance and ALM
  - Corporate role
- Two product development teams
  - Work closely with line of business and distribution
  - Products grouped by nature of risk
- Consolidate specialized back-office functions

Product Management Goals

- Innovative, profitable products
- Speed to market
- Strong market intelligence
- Consistent pricing and risk evaluation
- Better management information
- Expense efficiencies

Product Development Strategy

- Partner with the distribution
- Deliver innovative products
  - Focus on higher margin opportunities
  - Enhance recruiting
  - Seek barriers to entry
- Maintain a broad competitive portfolio
- Support niche market opportunities

Product Pricing Strategy

- Price for minimum 12% ROE
- Design products with re-pricing levers
- Minimize guaranteed products
- Outsource unwanted risks
- Get paid for risks retained

Life Insurance Product Mix*


14%
Term
7%
Whole Life
7%
Variable
23%
Excess Interest
Whole Life
27%
Universal Life
22%
Equity Index

* Pro-forma repetitive premium through 9/30/01 Includes joint venture sales

Annuity Product Mix*


27%
Equity index and Multi-Fund
68%
Fixed
5%
Variable

* Pro forma repetitive premium through 9/30/01 Includes sales by AmerUs' producers in joint venture

AmerUs Market Position

Equity Index Sector

AmerUs	Market Share	Rank	# Competitors
Life Insurance	28%	1	10
Annuities	7%	5	40

Source: The Advantage Group - sales through June 30

AmerUs Market Position

Traditional Fixed Sector

AmerUs	Market Share	Rank
Life Insurance	2%	15
Annuities	2%	11*

Source: LIMRA - sales through June 30
* Year 2000 ranking

Product Development Focus

- Substantially grow equity index life business
- Be a major competitor in equity index annuities
- Rationalize traditional products
- Create innovative products for niche markets
- Increase market share and product profitability

Equity Index Life Case Study

Cash Value Risk Spectrum


Traditional
(fixed rate)
Equity index
Variable
(equity sub-accounts)
Low Risk
High Risk
Market niche: Clients seek
some market participation
with some guarantees

EIL Competitive Advantage


Competition
Crediting Budget
Funds for Equity Market Participation
Cost of Annual Guarantee
AmerUs
Crediting Budget
Funds for Equity Market Participation
Cost of Annual Guarantee

Long-Term Performance Advantage

11% Current annual maximum

8.0 - 9.0% Long term average rate on index account

5 - 6% Typical UL crediting rate

200-300 Basis Point Competitive Advantage

3% Guarantee over each 5-year bucket

0% Annual minimum

Competing Against Fixed Life



Traditional Fixed
5 - 6%
3 - 11%
Equity Index UL
Traditional Life Prospect

Competing Against Variable Life

- Annual lock-in of gains
- Policy value protection
- 3% guaranteed return
- Maximum 11% annual return

- Unlimited potential and risk


Equity Index UL
Variable UL

Variable Life Prospect

New Sales Profitability

	Unlevered ROE	% Premium Profit Margin
Whole Life	7-9%	2-3%
Index Whole Life	12-13%	6-8%
Universal Life	11-13%	2-4%
Index Universal Life	15-17%	4-6%

EIL Competitive Advantages

- Outperforms traditional products
- Compelling story vs. variable products
- Simple for producer to explain
- System requirements provide a barrier to entry
- Higher profit margins

Agent Response to EIL

Percent of new sales


55%
18%
2%
1999
2000
2001 Y-T-D
New sales repetitive premium

Product Management Group

- Interactive product development process
- Market responsive
- Manage risks
- Consistent product pricing
- Make money

The New AmerUs Group

Investor Meeting 2001

Thomas C. Godlasky

President

AmerUs Capital Management

Equity Index Products ALM Process

Overview

- Cross-functional approach
  - Product development
  - Modeling
  - Investment management
- Iterative approach
  - Product characteristics
  - "What ifs"
- Bottom line orientation
  - Risk vs. reward
  - ROE targets

Guidelines

- ROE of 12% or greater
- Profitable in 95% of scenarios (5% tail)
- Normal distribution of profitability
- Hedging
  - Key risk/profitability driver

EIA Hedging

- Replicate embedded options sold
- Dynamic hedging not permitted
- Risk-free arbitrage pricing approach
  - Wall Street
  - Principia

EIA Hedging (cont.)

- Internal modeling capabilities
  - Theoretical market pricing
  - Volatility assumptions
  - Forward interest rates/yield curves
  - “What-if” scenarios

Managing Key Risks

- Increased option costs/low interest rates
  - Increase administrative charges
  - Reduce cap levels
- Insufficient volumes for hedging
  - Create similar hedge requirements in multiple products for multiple companies

Managing Key Risks (cont.)

- Equity market risk exposure due to under-hedging based on lapse assumptions
  - Hedge 100% of premium dollar
- Counterparty payment risk
  - Utilize double "A" or better unless collateralized

Monitoring Process

- Product parameters reviewed weekly
  - Interest rate movements
  - Option prices
  - Administration charges
  - Cap levels
- Derivative positions/EIA products
  - Internally priced - weekly
  - 3rd party priced - monthly
  - Sensitivity/“what-if” scenarios - monthly
  - Internal models back-tested - monthly

Investment Management

Investment Management Goal

Outperform industry peers
by achieving ***higher risk-adjusted***
investment ***returns***

Investment Philosophy

- Integrated ALM approach
- Asset allocation based on relative value
- Total return orientation
- “Bottom up” fundamental analysis

Management Profile

- Over $18 billion of assets
- Talented investment staff
- New joint venture for convertible securities management
- Strong performance relative to benchmarks

Asset Profile

- High quality
- Significant liquidity
- Excellent diversification
- Reduced MBS/ABS exposure
- Limited commercial mortgage exposure
- Limited event risk exposure

MBS/ABS Update

- MBS/ABS exposure only 18% of total invested assets of the combined entities
- Approximately $250 million has been repositioned into corporate securities since 3/31/00 ($730 million since 9/30/99)
- Improved convexity in the portfolio
- Goal to maintain MBS/ABS exposure to less than 20% of invested assets

Asset Sector Breakdown

September 30, 2001



6% Gov
13% MBS
5% ABS
1% Pref
6% Mortgage Loans
4% Policy Loans
3% Other
62% Corp

Asset Quality Distribution

Fixed Income
September 30, 2001


5%
NAIC 3
2%
NAIC 4-6
31%
NAIC 2
62%
NAIC 1

Funding Agreement/Euro MTN

- Existing funding agreement performing as expected
  - $250 million with Bank of New York
  - No puts
  - Excellent liquidity
  - Three year remaining term

Funding Agreement/Euro MTN

- Explore funding sources
  - Source of asset growth
  - Contribution to earnings at the margin
- Key drivers
  - Cost of funds
  - ROE
  - Term structure
- Committed to informing rating agencies prior to a transaction

Investment Objectives - 2002

- Buy solid credits at attractive spreads
- Opportunistically extend duration
- Maintain liquidity
- Seek out new valued-added opportunities

Investment Initiatives

- Greater diversification of risks
  - Management's actions
  - Benefits of acquisition
- Reduced risk exposure
  - High yield
  - CDOs
  - Emerging markets
- Economies of scale
- Improved cost structure
- Larger talent pool

Thomas C. Godlasky

Interim Chief Financial Officer

AmerUs Group

Topics

- Historical growth
- Capital structure
- Growth objectives
- ROE improvement
- 2002 earnings guidance

Historical Growth

Asset Growth

$ in Millions

CAGR 1994 – 2001 = 32.1%


$2,735.3
$3,974.7
$4,348.9
$10,198.3
$10,397.8
$10,855.3
$11,471.5
$18,073.1
1994
1995
1996
1997
1998
1999
2000
9/30/01

Sales Growth - Fixed Life

Life Sales: $ Millions

CAGR: 1994 – 2001 = 25.2%


$99.1*
$39.5
$37.7
$34.1
$30.5
$28.4
$31.6
$20.5
1994
1995
1996
1997
1998
1999
2000
2001
Goal

* Pro-forma - includes Indianapolis Life for full year

Sales Growth - Fixed Annuities

CAGR: 1996 – 2001 = 85.6%



$ Millions
$82.0
$82.1
$792.5
$938.9
$1,481.7
$1,804.0*
1996
1997
1998
1999
2000
2001 Goal

* Pro forma - includes ILICo full year

Improving Operating Earnings

CAGR: 1996 – 2001 = 24.8%


$ in Millions
$37.6
$49.1
$68.9
$74.3
$86.1*
$113.8
1996
1997
1998
1999
2000
2001 Goal

* Before minority interest

Improving Operating EPS

CAGR: 1996 – 2001 = 11.5%



Earnings per share
$1.77
$2.08
$2.04
$2.45
$2.76
$3.05
1996
1997
1998
1999
2000
2001
Consensus

Improving ROE



ROE (%)
8.8%
7.6%
8.1%
8.8%
10.2%
11.0%
1996
1997
1998
1999
2000
2001 Goal

Note: ROE calculated using adjusted net operating earnings divided by average equity excluding other accumulated comprehensive income.

Capital Structure

Capital Structure Changes

- Demutualization (September 2000)
- Indianapolis Life acquisition (May 2001)
- ACES conversion (July 2001)
- Stock buyback (3rd quarter 2001)

Capital Structure

$ in Millions

	3/31/01 Actual	May 2001 ILICo Acquisition	3rd Qtr. Activity	9/30/01 Actual
Debt	$199.5	$34.0	$27.0	$260.5
Preferred	197.7	-	(128.7)	69.0
Total Debt & Preferred	397.2	34.0	(101.7)	329.5
Common Equity (ex FAS 115)	857.0	226.3	142.1	1,225.4
Total Capital (ex FAS 115)	1,254.2	260.3	40.4	1,554.9
Shares Outstanding in Millions	30.0	39.0		41.8
Book Value Per Share	$28.55	$27.94		$29.29

Reducing Leverage

	2000 Actual		2001 Projected	
Debt	$215.6	17.1%	$277.0	17.6%
Preferred	197.7	15.7%	69.0	4.4%
Sub-total	$413.3	32.8%	$346.0	22.0%
Common Equity (1)	845.1	67.2%	1,225.0 (2)	78.0%
Total	**$1,258.4**	**100.0%**	**$1,571.0**	**100.0%**

(1) Excludes AOCI.

(2) Assumes 500,000 share buyback in fourth quarter 2001.

Capital Plan

- Maintain coverage ratios
- Maintain RBC levels at 250% - 260%
- Maintain leverage ratios below 25%
- Buy back shares, subject to above constraints, when market conditions permit
- Explore alternative financing strategies

Growth Objectives

Growth Objectives

- Internal
  - Asset growth
  - Cost reductions
  - Margin expansion
- Acquisitions (?)

Asset Growth Objectives

Invested asset growth objective =
4% annually

Earnings impact* = 13¢/share in 2003

*After tax

Cost Reductions

- Distribution costs / marketing support
- Administration
  - Life
  - Annuity
- Variable

Potential after-tax savings of $10 million over 2 years
Earnings impact = 24¢/share in 2003

Margin Expansion

- Increased equity index life sales
- Improved product mix

Potential after-tax impact of $3.5 million over 2 years
Earnings impact = 8¢/share in 2003

ROE Improvement

Return on Equity*


10.8%
10.7%
10.4%
10.3%
10.2%
8.8%
8.1%
7.6%
1997
1998
1999
2000
1Q '01
2Q '01
3Q '01
4Q '01
Projected

*Using adjusted net operating income and excluding AOCI from equity.

ROE Improvement

- Asset growth
- Operational improvements
- Margin expansion

ROE Improvement

Asset Growth

4% growth in assets in each of next 2 years =
0.4% ROE improvement

ROE Improvement

- Cost reductions
  - Distribution
  - Administration
  - Variable

$10 million* over 2 years = 0.8% ROE improvement

*After tax

ROE Improvement

- Margin expansion
  - Increased equity index life sales
  - Improved product mix

$3.5 million* over 2 years = 0.3% ROE improvement

*After tax

ROE Improvement

ROAE 2001 (estimated)	10.8%
Asset growth	0.4%
Operational improvements	0.8%
Margin enhancements	0.3%
Acquisitions	?%
ROAE 2003 (goal)	12%(+) plus ?%

2002 Earnings Guidance

2002 Earnings Guidance

- EPS growth rate of 11 - 13%
- EPS range of $3.39 - $3.45 (goodwill amortized)
- Management guidance: $3.42/share (goodwill amortized)
- Projected EPS (goodwill not amortized): $3.61/share

Improving Operating Earnings



$ in Millions
$147.0*
$139.3 **
$113.8
$86.1
$74.3
$68.9
$49.1
$37.6
1996
1997
1998
1999
2000
2001 Goal
2002 Projection

*Excludes goodwill amortization
**Includes goodwill amortization

Improving Operating EPS



Earnings per share
$3.61 *
$3.42 **
$3.05
$2.76
$2.45
$2.04
$2.08
$1.77
1996
1997
1998
1999
2000
2001 Consensus
2002 Projection

*Excludes goodwill amortization
** Includes goodwill amortization

Improving ROE



ROE (%)
11.9%*
8.8%
7.6%
8.1%
8.8%
10.2%
11.0%
11.3%**
1996
1997
1998
1999
2000
2001 Goal
2002 Projection

Note: ROE calculated using adjusted net operating earnings divided by average equity excluding other accumulated comprehensive income.

*Excludes goodwill amortization
**Includes goodwill amortization

ROE - Price to Book Regression Analysis

Price / 2002E book value



ln (P/B) = 0.94 x ln (ROAE) + 2.19
RSQ = 0.52
Price / 2002E book value
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
AFL
JP
JHF
LNC
TMK
SFG
PL
RGA
NFS
MET
AMH
MNY
UNM
DFG
CNC
3.0%
5.5%
8.0%
10.5%
13.0%
15.5%
18.0%
20.5%
2002E ROAE

Source: The Goldman Sachs Group, Inc.

Roger K. Brooks

Chairman, President & Chief Executive Officer

AmerUs Group

AmerUs Strengths

- Focus
- Execution
- Distribution expansion
- Investment management
- Product development
- Expense control

Why AmerUs?

- Solid and improving financial results
- Aggressive but achievable goals
- Significant benefits from ILICo acquisition
- Management's proven ability to execute
- Attractive valuation

The New AmerUs Group

Investor Meeting 2001